UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): May 15, 2019

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

On May 15, 2019, Diamond Offshore Drilling, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) in New York, New York. Of the 136,785,703 shares of common stock outstanding and entitled to vote as of the record date, 124,646,422 shares, or approximately 91.13%, were present in person or represented by proxy at the Meeting. At the Meeting, the Company’s stockholders approved (1) the election of all of the nominees as directors to hold office until the 2020 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal, (2) executive compensation and (3) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal year 2019.

The final results of the voting on the matters submitted to the stockholders were as follows:

	Votes Cast For		Votes Cast Against
	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
1. Election of Directors until 2020 Annual Meeting
James S. Tisch	93,118,098	81.23%	21,509,854	18.76%	106,292	9,912,177
Marc Edwards	107,197,261	93.46%	7,491,022	6.53%	45,963	9,912,176
Anatol Feygin	113,982,378	99.38%	705,474	0.61%	46,394	9,912,176
Paul G. Gaffney II	111,236,016	96.99%	3,451,778	3.00%	46,452	9,912,176
Edward Grebow	104,479,442	91.09%	10,209,706	8.90%	45,098	9,912,176
Kenneth I. Siegel	102,011,965	88.94%	12,675,900	11.05%	46,381	9,912,176
Clifford M. Sobel	111,840,259	97.51%	2,845,459	2.48%	48,528	9,912,176
Andrew H. Tisch	101,635,638	88.66%	12,988,300	11.33%	110,308	9,912,176
2. Advisory Approval of Executive Compensation	111,371,583	97.16%	3,249,302	2.83%	113,361	9,912,176
3. Ratification of Deloitte & Touche LLP as Independent Auditors for 2019	122,113,502	98.03%	2,451,960	1.96%	80,960	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2019	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND
David L. Roland Senior Vice President, General Counsel and Secretary

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